UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number	811-08897

Sparrow Funds

(Exact name of registrant as specified in charter)

11330 Olive Boulevard
Suite 230
St. Louis, MO	63141
(Address of principal executive offices)	(Zip code)

John Swhear

Unified Fund Services, Inc.

2960 N. Meridian St., Suite 300

Indianapolis, IN 46208

(Name and address of agent for service)

Registrant's telephone number, including area code:	314-725-6161

Date of fiscal year end:	8/31

Date of reporting period:	2/29/08

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Semi-Annual Report

(Unaudited)

February 29, 2008

Fund Adviser:

Sparrow Capital Management, Inc.

11330 Olive Boulevard, Suite 230

St. Louis, Missouri 63141

Toll Free: (888) 727-3301

MANAGEMENT’S DISCUSSION & ANALYSIS

For the trailing six and twelve months ending February 29, 2008, the Sparrow Growth Fund Class A shares were down 2.57% and up 2.13% respectively. This compares favorably to the S&P 500 Index, which was down 8.80% and down 3.61% during the same time periods. For full investment results for the past five years and since the Fund’s inception, please see the investment results later in this report.

At the end of this period, the Fund held 43 stocks, and it held between 40 and 45 stocks during the time period. The Fund remained close to fully invested, with only minor cash balances at various times. In selecting stocks for the Fund, our portfolio management team tends to focus on profitable companies with what we believe are sustainable competitive advantages and that we expect to generate consistent earnings growth over time. We also look for companies with strong balance sheets, management teams that put their interests in line with shareholders, and the ability to generate free cash flow. In addition, we like companies that operate in an environment with favorable supply/demand characteristics that enable them to sustain some level of pricing power over time. We don’t limit our stock selections to just U.S. companies, as many faster growing companies exist around the world.

Over the past six months, the Fund initiated new positions in the following stocks: Anixter International, Logitech International, BE Aerospace, Potash Corp, Petrobras, Goldman Sachs, US Bancorp, Drew Industries, MDC Holdings, Tata Motors, HDFC Bank, Western Digital, Companhia Vale do Rio Doce, Landstar and Veolia Environment. We also initiated, but later sold during the period the following stocks: Corn Products, DryShips, McDonald’s and Alpha Natural Resources.

The Fund sold the following stocks over the past six months that were acquired before the period: Western Union, First Cash Financial, United Fire & Casualty, Tractor Supply, Portfolio Recovery Associates, Sears Holdings, Illinois Tool Works, Heartland Payment Systems, Canon, Homex, Kraft, Sysco, Johnson Controls, AT&T, General Electric, McGraw Hill, Stericycle, and ABB Ltd.

The net result of these transactions was to reduce the Fund’s exposure to areas where we expected further deterioration of the company’s fundamentals, as well as reducing the Fund’s exposure to the financial sector and the weakening U.S. consumer sector. We used the proceeds from these stock sales as well as new money invested into the Fund to add to existing positions that we felt were well positioned for future growth. We also broadened the Fund’s exposure to faster growing international markets and commodity-oriented companies that appeared to be exhibiting a strong pricing cycle.

We believe the positive relative performance of the Fund compared to the S&P 500 was primarily due to stock selection, rather than any factors related to sector weightings, as the Fund’s management team primarily spends its time on individual stock selection rather than determining appropriate sector weightings.

Key Contributors to Results:

A number of energy/commodity related stocks as well as some of our international holdings helped to contribute to the Fund’s performance over the past six months. The best performing stocks in the Fund were XTO Energy - up 45.4%, Chesapeake Energy - up 43.9%, Occidental Petroleum - up 43.4%, Central European Distribution - up 36.5%, Novo Nordisk - up 25.1%, BHP Billiton - up 21.9%, Church & Dwight - up 21.1%, Sadia - up 17.9%, Drew Industries - up 17.8% and Genesee & Wyoming - up 17.7%. In all, the Fund had 18 stocks which were up in excess of 10% for the past six months.

Key Detractors to Results:

During the past six months, the Fund had 12 stocks that declined in price more than 15% and included: BE Aerospace - down 28.8%, Sears Holdings - down 27.6%, Logitech - down 25.0%, Portfolio Recovery Associates - down 19.2%, Anixter International - down 18.2%, Canon - down 17.9%, China Life - down 17.2%, McGraw Hill - down 16.4%, United Fire & Casualty - down 15.7%, DryShips - down 15.4%, Corn Products - down 15.2% and Allied Irish Bank - down 15.0%. Several of these stocks were sold as we felt fundamentals would continue to deteriorate and we wanted to limit our losses in certain stocks.

As always, we appreciate your business and remain focused on taking care of our shareholders.

The Fund’s past performance does not guarantee future results. The views expressed are those of Sparrow Capital Management, Inc. as of February 29, 2008, and are not intended as a forecast or as investment recommendations. The S&P 500 Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index, however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index. Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing.

The Fund’s prospectus contains this and other information about the Fund and may be obtained by calling 1-888-727-3301. Please read the prospectus carefully before investing. Information regarding the Fund’s holdings are subject to change at any time.

The Fund is distributed by Unified Financial Securities, Inc., Indianapolis, IN 46208, Member FINRA.

INVESTMENT RESULTS

*In compliance with SEC guidelines, these returns reflect the deduction of maximum sales charges and other recurring fees. The returns shown assume reinvestment of all capital gains and dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns are shown for each of the required periods and reflect any changes in price per share over those periods. Class A shares are sold with a maximum initial sales charge of 5.75% or if exempt, a 1.00% Contingent Deferred Sales Charge (CDSC) if redeemed within 18 months of purchase, and are subject to an annual 12b-1 fee of 0.50%. Class C shares are sold with no initial sales charge, but are subject to a CDSC of up to 2.00% if redeemed within the first two years of purchase and an annual 12b-1 fee of 1.00%.

**The S&P 500 Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees.  Individuals cannot invest directly in the Index, however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-727-3301.

This graph shows the value of a hypothetical initial investment of $10,000 in the Sparrow Growth Fund, Class A shares and the S&P 500 Index on October 4, 1998 (inception date of the Fund, Class A shares) and held through February 29, 2008. The S&P 500 Index is a widely recognized unmanaged index of common stock prices. The Fund’s returns reflect the deduction of the maximum initial sales load and other recurring fees. The Index returns do not reflect expenses, which have been deducted from the Fund’s returns. These performance figures include the change in value of the stocks in the Index plus the reinvestment of dividends, and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE OR PREDICT FUTURE RESULTS.  Current performance may be lower or higher than the performance data quoted. For more information on the Sparrow Growth Fund, and to obtain performance data current to the most recent month-end, please call 1-888-727-3301. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

This graph shows the value of a hypothetical initial investment of $10,000 in the Sparrow Growth Fund, Class C shares and the S&P 500 Index on November 9, 2000 (inception date of the Fund, Class C shares) and held through February 29, 2008. The S&P 500 Index is a widely recognized unmanaged index of common stock prices. The Index returns do not reflect expenses, which have been deducted from the Fund’s returns. These performance figures include the change in value of the stocks in the Index plus the reinvestment of dividends, and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE OR PREDICT FUTURE RESULTS. Current performance may be lower or higher than the performance data quoted. For more information on the Sparrow Growth Fund, and to obtain performance data current to the most recent month-end, please call 1-888-727-3301. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

FUND HOLDINGS– (Unaudited)

1 As a percent of net assets

2Companies with market capitalizations less than $10 billion.

The Fund typically invests in a broad range of foreign and U.S. common stocks which the Fund’s adviser believes have above-average prospects for appreciation. The Fund may invest in stocks of all market capitalization ranges based on the adviser’s assessment of the relative opportunities and risks of each category.

AVAILABILITY OF PORTFOLIO SCHEDULE- (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available at the SEC’s website at www.sec.gov. The Fund’s Form N-Qs may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ABOUT YOUR FUND’S EXPENSES- (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period, September 1, 2007, and held for the entire period through February 29, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Sparrow Growth Fund Class A	Beginning Account Value September 1, 2007	Ending Account Value February 29, 2008	Expenses Paid During Period* September 1, 2007 through February 29, 2008
Actual	$1,000.00	$974.27	$11.05
Hypothetical**	$1,000.00	$1,013.67	$11.27

Expenses are equal to the Fund’s Class A annualized expense ratio of 2.25%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the partial year period).

**Assumes a 5% return before expenses.

Sparrow Growth Fund Class C	Beginning Account Value September 1, 2007	Ending Account Value February 29, 2008	Expenses Paid During Period* September 1, 2007 through February 29, 2008
Actual	$1,000.00	$971.95	$13.50
Hypothetical**	$1,000.00	$1,011.17	$13.77

* Expenses are equal to the Fund’s Class C annualized expense ratio of 2.75%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the partial year period).

**Assumes a 5% return before expenses.

Sparrow Growth Fund
Schedule of Investments
February 29, 2008
(Unaudited)

Common Stocks - 98.22%	Shares	Value

Accident & Health Insurance - 2.34%
StanCorp Financial Group, Inc.	6,400	$ 314,176

Agricultural Chemicals - 2.95%
Potash Corp.of Saskatchewan, Inc.	2,500	397,250

Agricultural Products - Livestock & Animal Specialties - 2.39%
Sadia S.A. (a)	18,999	320,893

Aircraft Engines & Engine Parts - 2.76%
United Technologies Corp.	5,260	370,883

Bottled and Canned Soft Drinks and Carbonated Waters - 2.38%
PepsiCo, Inc.	4,600	319,976

Chewing Gum - 2.71%
Wm. Wrigley Jr. Co.	6,100	365,146

Commercial Banks - 2.55%
Allied Irish Banks plc (AIB) (a)	5,200	212,368
HDFC Bank, Ltd. (a)	1,200	130,932
		343,300

Computer Peripheral Equipment - 1.90%
Logitech International S.A. (b)	10,000	255,800

Computer Storage Devices - 2.29%
Western Digital Corp. (b)	10,000	308,700

Crude Petroleum & Natural Gas - 9.91%
Chesapeake Energy Corp.	8,300	375,326
Occidental Petroleum Corp.	6,600	510,642
XTO Energy, Inc.	7,250	447,397
		1,333,365

Dairy Products, Except Dried or Canned - 1.80%
Wimm-Bill-Dann Foods OJSC (a)	2,300	242,098

Dental Equipment & Supplies - 1.68%
DENTSPLY International, Inc.	5,800	226,432

Electric, Gas & Sanitary Services - 2.99%
E.ON AG (a)	6,400	402,544

Food Preparations - 1.85%
Altria Group, Inc.	3,400	248,676

*See accompanying notes which are an integral part of these financial statements.

Sparrow Growth Fund
Schedule of Investments - continued
February 29, 2008
(Unaudited)

Common Stocks - 98.22% - continued	Shares	Value

Footwear - 4.76%
Nike, Inc. - Class B	5,440	$ 327,488
Wolverine World Wide, Inc.	11,800	312,700
		640,188

Life Insurance - 3.76%
China Life Insurance Co. Ltd. (a)	2,633	152,925
Sun Life Financial, Inc.	7,400	353,720
		506,645

Metal Mining - 5.59%
BHP Billiton Ltd. (a)	6,000	439,080
Cia Vale do Rio Doce (a)	9,000	313,560
		752,640

Motor Vehicle Parts & Accessories - 3.12%
CLARCOR, Inc.	4,200	150,360
Drew Industries, Inc. (b)	10,000	269,600
		419,960

Motor Vehicles & Passenger Car Bodies - 4.95%
Tata Motors, Ltd. (a)	18,000	315,360
Volvo AB (a)	23,300	350,262
		665,622

National Commercial Banks - 1.90%
U.S. Bancorp	8,000	256,160

Operative Builders - 1.40%
M.D.C. Holdings, Inc.	4,500	188,460

Petroleum Refining - 5.39%
Petroleo Brasileiro SA (a)	3,200	375,488
Royal Dutch Shell plc (a)	4,900	350,105
		725,593

Pharmaceutical Preparations - 2.74%
Novo Nordisk A/S (a)	5,400	369,198

Power-Driven Handtools - 2.74%
Makita Corp. (a)	10,400	369,200

Public Building and Related Furniture - 2.01%
BE Aerospace, Inc. (b)	7,900	270,970

Railroads, Line-Haul Operating - 2.37%
Genesee & Wyoming, Inc. - Class A (b)	10,300	319,300

*See accompanying notes which are an integral part of these financial statements.

Sparrow Growth Fund
Schedule of Investments - continued
February 29, 2008
(Unaudited)

Common Stocks - 98.22% - continued	Shares	Value

Refrigeration & Service Industry Machinery - 2.43%
Middleby Corp. (b)	4,800	$ 326,400

Refuse Systems - 2.45%
Veolia Environnement (a)	3,700	329,485

Security Brokers, Dealers & Flotation Companies - 1.01%
The Goldman Sachs Group, Inc.	800	135,704

Soap, Detergents, Cleaning Preparations, Perfumes, Cosmetics - 2.58%
Church & Dwight Co., Inc.	6,500	347,490

Telephone Communications - 1.16%
China Mobile Ltd. (a)	2,100	156,702

Trucking, Except Local - 2.41%
Landstar System, Inc.	7,000	324,660

Wholesale - Beer & Ale - 2.81%
Central European Distribution Corp. (b)	6,500	378,170

Wholesale - Electrical Apparatus and Equipment, Wiring Supplies - 2.14%
Anixter International, Inc. (b)	4,400	287,716

TOTAL COMMON STOCKS (Cost $11,330,685)		13,219,502

Preferred Stock - 0.52%
Chesapeake Energy Corp., 4.50%	600	69,825

TOTAL PREFERRED STOCK (Cost $56,808)		69,825

Money Market Securities - 1.92%
First American Government Obligations Fund - Class Y, 2.87% (c)	258,949	258,949

TOTAL MONEY MARKET (Cost $258,949)		258,949

TOTAL INVESTMENTS (Cost $11,646,442) - 100.66%		$13,548,276

Liabilities in excess of other assets - (0.66)%		(89,485)

TOTAL NET ASSETS - 100.00%		$ 13,458,791

(a) American Depositary Receipt.
(b) Non-income producing.
(c) Variable rate security; the rate shown represents the yield at February 29, 2008.

*See accompanying notes which are an integral part of these financial statements.

Sparrow Growth Fund
Statement of Assets and Liabilities
February 29, 2008
(Unaudited)

Assets
Investments in securities, at market value (cost $11,646,442)	$13,548,276
Receivable for investments sold	653,669
Receivable for Fund shares sold	42,596
Dividends receivable	25,453
Interest receivable	437
Total assets	14,270,431

Liabilities
Payable for investments purchased	784,928
Payable for Fund shares redeemed	2,362
Accrued advisory fees	18,596
Accrued 12b-1 fees	5,754
Total liabilities	811,640

Net Assets	$13,458,791

Net Assets consist of:
Paid in capital	$11,099,377
Accumulated undistributed net investment (loss)	(66,485)
Accumulated net realized gain on investments	524,065
Net unrealized appreciation on investments	1,901,834

Net Asset Value	$13,458,791

Class A:

Net Assets	$12,425,189

Shares outstanding (unlimited number of shares authorized)	763,182

Net asset value	$ 16.28

Offering price per share ($16.28 / 94.25%)	$ 17.27

Redemption price per share ($16.28 * 99%) (a)	$ 16.12

Class C:

Net Assets	$ 1,033,602

Shares outstanding (unlimited number of shares authorized)	66,293

Net asset value and offering price per share	$ 15.59

Redemption price per share ($15.59 * 98%) (b)	$ 15.28

(a) The Fund charges a 1.00% contingent deferred sales charge ("CDSC") on certain Class A shares purchased without an initial sales charge and redeemed within 18 months of purchase (See Note 2).
(b) The Fund charges a 2.00% CDSC on Class C shares redeemed within two years of purchase.

*See accompanying notes which are an integral part of these financial statements.

Sparrow Growth Fund
Statement of Operations
For the Six Months ended February 29, 2008
(Unaudited)

Investment Income
Dividend income (net of foreign taxes on dividends of $2,106)	$ 85,849
Interest income	7,059
Total Income	92,908

Expenses
Investment advisor fee	121,568
12b-1 fee (Class A - $31,657; Class C - $6,168)	37,825
Total Expenses	159,393
Net Investment (Loss)	(66,485)

Realized & Unrealized Gain (Loss)
Net realized gain on investment securities	826,745
Change in unrealized appreciation (depreciation) on investment securities	(1,145,762)
Net realized and unrealized gain on investment securities	(319,017)
Net decrease in net assets resulting from operations	$ (385,502)

*See accompanying notes which are an integral part of these financial statements.

Sparrow Growth Fund
Statements of Changes In Net Assets

	Six Months ended
	February 29, 2008	Year ended
Increase (Decrease) in Net Assets	(Unaudited)	August 31, 2007
Operations
Net investment (loss)	$ (66,485)	$ (69,926)
Net realized gain on investment securities	826,745	395,389
Change in unrealized appreciation (depreciation)	(1,145,762)	1,435,957
Net increase (decrease) in net assets resulting from operations	(385,502)	1,761,420

Capital Share Transactions
Proceeds from shares sold
Class A	1,718,413	3,892,945
Class C	152,687	402,780
Amount paid for shares repurchased
Class A	(1,488,876)	(978,889)
Class C	(548,050)	(37,833)
Net increase (decrease) in net assets resulting
from share transactions	(165,826)	3,279,003
Total Increase (Decrease) in Net Assets	(551,328)	5,040,423

Net Assets
Beginning of period	14,010,119	8,969,696

End of period	$ 13,458,791	$ 14,010,119

Accumulated undistributed net investment income (loss)
included in net assets at end of period	$ (66,485)	$ -

Capital Share Transactions - A Shares
Shares sold	100,204	250,109
Shares repurchased	(88,787)	(60,656)

Net increase from capital share transactions	11,417	189,453

Capital Share Transactions - C Shares
Shares sold	9,037	26,012
Shares repurchased	(33,137)	(2,613)

Net increase (decrease) from capital share transactions	(24,100)	23,399

*See accompanying notes which are an integral part of these financial statements.

Sparrow Growth Fund - Class A
Financial Highlights
(For a share outstanding throughout the period)

	Six Months ended	Year	Year	Year	Year	Year
	February 29, 2008	ended August	ended August	ended August	ended August	ended August
	(Unaudited)	31, 2007	31, 2006	31, 2005	31, 2004	31, 2003

Selected Per Share Data
Net asset value, beginning of period	$ 16.71	$ 14.31	$ 13.10	$ 11.64	$ 10.97	$ 10.46

Income from investment operations
Net investment (loss)	(0.08)	(0.08)	(0.09)	(0.11)	(0.14)	(0.11) (a)
Net realized and unrealized gain (loss)	(0.35)	2.48	1.30	1.57	0.81	0.62
Total from investment operations	(0.43)	2.40	1.21	1.46	0.67	0.51

Net asset value, end of period	$ 16.28	$ 16.71	$ 14.31	$ 13.10	$ 11.64	$ 10.97

Total Return (b)(c)	-2.57%(d)	16.77%	9.24%	12.54%	6.11%	4.88%

Ratios and Supplemental Data
Net assets, end of period (000)	$ 12,425	$ 12,560	$ 8,045	$ 7,119	$ 6,690	$ 5,931
Ratio of expenses to average net assets	2.25%(e)	2.25%	2.25%	2.25%	2.25%	2.29%
Ratio of net investment income to
average net assets	(0.91)% (e)	(0.52)%	(0.71)%	(0.87)%	(2.00)%	(1.12)%
Portfolio turnover rate	51.97%	36.36%	37.87%	49.94%	78.12%	164.65%

(a) Net investment income (loss) per share is based on average shares outstanding during the period.
(b) Total return calculation does not reflect load.
(c) Total return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(d) Not annualized.
(e) Annualized.

*See accompanying notes which are an integral part of these financial statements.

Sparrow Growth Fund - Class C
Financial Highlights
(For a share outstanding throughout the period)

	Six Months ended February	Year ended	Year ended	Year ended	Year ended	Year ended
	29, 2008	August	August	August	August,	August
	(Unaudited)	31, 2007	31, 2006	31, 2005	31, 2004	31, 2003

Selected Per Share Data
Net asset value, beginning of period	$ 16.04	$ 13.80	$ 12.72	$ 11.35	$ 10.78	$ 10.30

Income from investment operations
Net investment (loss)	(0.13)	(0.14)	(0.09)	(0.11)	(0.13)	(0.20) (a)
Net realized and unrealized gain (loss)	(0.32)	2.38	1.17	1.48	0.70	0.68
Total from investment operations	(0.45)	2.24	1.08	1.37	0.57	0.48

Net asset value, end of period	$ 15.59	$ 16.04	$ 13.80	$ 12.72	$ 11.35	$ 10.78

Total Return (b)(c)	-2.81%(d)	16.23%	8.49%	12.07%	5.29%	4.66%

Ratios and Supplemental Data
Net assets, end of period (000)	$ 1,034	$ 1,450	$ 925	$ 459	$ 227	$ 202
Ratio of expenses to average net assets	2.75%(e)	2.75%	2.75%	2.74%	2.75%	2.72%
Ratio of net investment income to
average net assets	(1.45)% (e)	(1.00)%	(1.21)%	(1.36)%	(2.00)%	(2.11)%
Portfolio turnover rate	51.97%	36.36%	37.87%	49.94%	78.12%	164.65%

(a) Net investment income (loss) per share is based on average shares outstanding during the period.
(b) Total return calculation does not reflect load.
(c) Total return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(d) Not annualized.
(e) Annualized.

*See accompanying notes which are an integral part of these financial statements.

Sparrow Growth Fund

Notes to the Financial Statements

February 29, 2008

(Unaudited)

NOTE 1.	ORGANIZATION

The Sparrow Growth Fund (the “Fund”) was organized as a series of Sparrow Funds (the “Trust”) on July 14, 1998 and commenced operations on October 4, 1998. The Trust is an open-end diversified investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated July 14, 1998 (the “Trust Agreement”). The Fund’s investment objective is to provide long-term capital appreciation. The Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Board has authorized two classes of shares: Class A shares and Class C shares. Each class is subject to different expenses and a different sales charge structure. The investment adviser to the Fund is Sparrow Capital Management, Inc. (the “Adviser”).

NOTE 2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Securities Valuations - Equity securities are valued by using market quotations furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are valued by the pricing service at the NASDAQ Official Closing Price. The Fund’s assets are generally valued at their market value. If market prices are not available or, in the Adviser’s opinion, market prices do not reflect fair value, or if an event occurs after the close of trading, but before the Fund’s NAV calculation that materially affects fair value, the Adviser may provide a fair value of a portfolio security according to policies approved by the Board. For example, if trading in a particular stock is halted and does not resume before the Fund calculates its NAV, the Adviser may need to determine a fair value for the security using the Fund’s pricing guidelines.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing services does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser in conformity with guidelines adopted by and subject to review of the Board. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent a fair value.

Federal Income Taxes- The Fund makes no provision for federal income tax. The Fund intends to continue to qualify each year as a “regulated investment company” under subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its net investment income and net realized capital gains. If the required amount of net investment income is not distributed, the Fund could incur a tax expense.

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Sparrow Growth Fund

Notes to the Financial Statements

February 29, 2008 – continued

(Unaudited)

NOTE 2.	SIGNIFICANT ACCOUNTING POLICIES - continued

Dividends and Distributions - The Fund typically distributes to its shareholders as dividends substantially all of its net investment income and taxable capital gains at least annually. These distributions, which are recorded on the ex-dividend date, are automatically reinvested in the Fund unless a shareholder requests cash distributions on the shareholder’s application or through a written request. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

Sales Charges – With respect to Class A Shares, there is a 5.75% maximum initial sales charge, except on purchases of $1 million or more or purchases by qualified retirement plans with at least 200 eligible employees. However, shares that are exempt from the initial sales charge will be subject to a contingent deferred sales charge (“CDSC”) of 1%, based on the lower of the shares’ cost or current net asset value (“NAV”), if the shares are redeemed within eighteen months of purchase. With respect to Class C Shares, there is no initial sales charge. However, Class C Shares are subject to a CDSC of 2.00% based on the lower of the shares’ cost or current NAV, if the shares are redeemed within two years of purchase. Any shares acquired by reinvestment of distributions will be redeemed without a CDSC. In determining whether a CDSC is payable, the Fund will first redeem shares not subject to any charge.

Allocation of Income and Expenses, Realized and Unrealized Gains and Losses – Income, realized gains and losses, unrealized appreciation and depreciation, and Fund-wide expenses are allocated to each class based on the net assets of that class in relation to the net assets of the Fund (e.g., the "relative net assets" method).

Accounting for Uncertainty in Income Taxes –Effective February 28, 2008, the Fund adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes”, a clarification of FASB Statement No. 109, “Accounting for Income Taxes”. FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. FIN 48 was applied to all open tax years as of the effective date. The adoption of FIN 48 had no impact on the Fund’s net assets or results of operations.

As of and during the six months ended February 29, 2008, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations. During the six months ended February 29, 2008, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2004.

Fair Value Measurements - In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157 “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosure about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of February 29, 2008, the Fund does not believe that the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

Sparrow Growth Fund

Notes to the Financial Statements

February 29, 2008 – continued

(Unaudited)

NOTE 3.	AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund retains Sparrow Capital Management, Inc. to manage the Fund’s investments. The President of the Adviser is also a trustee of the Fund.

Under the terms of the management agreement (the “Agreement”), the Adviser manages the Fund’s investments and pays all of the Fund’s operating expenses, except brokerage fees and commissions, taxes, borrowing costs (such as interest and dividend expenses on securities sold short), Rule 12b-1 fees, fees and expenses of acquired funds, and extraordinary expenses. It should be noted that most investment companies pay their own operating expenses directly, while the Fund’s expenses, except those specified above, are paid by the Adviser. In addition, as required under the Agreement, the Adviser paid fees owed to Trustees who were not “interested persons” of the Trust (as the term is defined under the Investment Company Act of 1940) of $1000 during the six months ended February 29, 2008. The Adviser (not the Fund) also pays the salary of all the officers of the Trust, each of which is affiliated with the Adviser. As compensation for its management services and agreement to pay the Fund’s expenses, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.75% of the average daily net assets of Class A and Class C shares. The Adviser may waive all or part of its fee, at any time, and at its sole discretion, but such action shall not obligate the Adviser to waive any fees in the future. For the six months ended February 29, 2008, the Adviser received fees of $121,568 from the Fund. As of February 29, 2008, the Adviser was owed $18,596 by the Fund.

The Fund retains Unified Fund Services, Inc. (“Unified”) to manage the Fund’s business affairs and provide the Fund with administrative, transfer agency, and fund accounting services, including all regulatory reporting and necessary office equipment, personnel and facilities. Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Fund’s shares. The services of the administrator, transfer agent, fund accountant, and Distributor are operating expenses paid by the Adviser.

Each class has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (each “Plan”) under which each class is authorized to incur distribution and related expenses at a maximum annual rate of 0.50% of the average daily net assets for Class A and 1.00% of the average daily net assets for Class C, including a 0.25% shareholder services fee only for Class C. The expenses may include, but are not limited to, the following: (a) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisers and others that are engaged in the sale of shares, or that may be advising shareholders of the Trust regarding the purchase, sale or retention of shares; (b) expenses of maintaining personnel (including personnel of organizations with which the Trust has entered into agreements related to the Plans) who engage in or support distribution of shares; (c) costs of preparing, printing and distributing prospectuses and statements of additional information and reports of the Fund for recipients other than existing shareholders of the Fund; (d) costs of formulating and implementing marketing and promotional activities, including, but not limited to, sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (e) costs of preparing, printing and distributing sales literature; (f) costs of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and (g) costs of implementing and operating the Plans. The Adviser is reimbursed for actual marketing expenses under the terms of the Plans. Each Plan is designed to promote the sale of shares of the Fund. For the six months ended February 29, 2008, Class A incurred 12b-1 expenses of $31,657 and Class C incurred 12b-1 expenses of $6,168.

Sparrow Growth Fund

Notes to the Financial Statements

February 29, 2008 – continued

(Unaudited)

NOTE 4.	INVESTMENT TRANSACTIONS

For the six months ended February 29, 2008, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations, were as follows:

As of February 29, 2008, the net unrealized appreciation of investments for tax purposes was as follows:

At February 29, 2008, the aggregate cost of securities for federal income tax purposes was $11,646,442.

NOTE 5.	ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 6.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund (or class) creates a presumption of control of the fund (or class), under Section 2(a)(9) of the Investment Company Act of 1940. As of February 29, 2008, no person beneficially owned 25% or more of Class A or Class C shares of the Fund.

NOTE 7.	RELATED PARTY TRANSACTIONS

The Adviser, Distributor and Sun Security Bank (the “Bank”) have entered into a tri-party financing agreement pursuant to which the Adviser has established an escrow account with the Bank to fund the up-front commissions due to qualifying broker-dealers selling Class C shares of the Fund. The agreement allows the Distributor to pay any such commissions due out of the Adviser’s escrow account held at the Bank. In turn, the Fund reimburses the Adviser for such payments in the form of Rule 12b-1 fees paid out during the initial year of investment in the Fund. For the six months ended February 29, 2008, no up-front commissions were paid by the Distributor to qualifying broker-dealers out of the escrow account.

Sparrow Growth Fund

Notes to the Financial Statements

February 29, 2008 – continued

(Unaudited)

NOTE 8.	CAPITAL LOSS CARRYFORWARDS

At August 31, 2007, the Fund has capital loss carryforwards of $302,680, which are available for offset against future taxable net capital gains. The loss carryforwards expire as follows:

To the extent that these carryforwards are used to offset future realized capital gains, it is probable that the amount, which is offset, will not be distributed.

NOTE 9.	DISTRIBUTION TO SHAREHOLDERS

There were no capital gain or income distributions for the fiscal years ended 2006 and 2007 or the six months ended February 29, 2008.

As of August 31, 2007, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

MANAGEMENT AGREEMENT APPROVAL

(Unaudited)

At an in-person meeting held on October 18, 2007, the Board of Trustees considered renewing the Management Agreement between the Adviser and the Trust on behalf of the Sparrow Growth Fund. The Trustees reviewed the Fund’s Management Agreement and noted that no changes were proposed. They also reviewed the Advisor’s Form ADV Part I and Part II, and Profit & Loss Statement and Balance Sheet through August 31, 2007. The Trust’s administrator prepared materials comparing the Fund’s expenses and performance to its peer group, the Morningstar category of “Growth Funds with net assets between $11.80M and $13M.”

The President of the Adviser represented to the Trustees that the Adviser has in place a compliance program reasonably designed to prevent violations of federal securities laws, and that there were no pending legal proceedings or securities enforcement proceedings regarding the Adviser or its personnel. The Trust’s Chief Compliance Officer stated that she had reviewed the Adviser’s compliance program and that she was satisfied that it was adequate to prevent violations of federal securities laws.

In approving the Management Agreement, the Trustees primarily considered that: (1) the Adviser has substantial experience in successfully providing investment advice to clients with over $88 million in assets under management; (2) the Fund’s management fee was higher than average for the peer group – however, unlike most other funds in the peer group, the Adviser pays all of the Fund’s direct operating expenses (except for brokerage fees and commissions, taxes, borrowing costs (such as interest and dividend expense of securities sold short), extraordinary expenses and 12b-1 expenses) and, therefore, that the Fund’s total expense ratio was a better indicator of its position in the peer group; (3) the Fund’s total expense ratio was significantly lower that the peer group’s maximum; (4) the Fund continued to return positive results and had outperformed its benchmark, the S&P 500 Index, during the 12-month and year-to-date periods ended August 31, 2007; (5) the Adviser does not engage in soft dollar arrangements pursuant to which mutual fund brokerage is directed to a broker-dealer in exchange for research services that benefit the Adviser in providing management services to the Fund; (6) the Adviser has successfully managed the Fund since its inception, and the Fund’s assets were continuing to grow; and (7) the Fund has a small asset base and, therefore, requiring breakpoints in the management fee based on increased assets not yet realized would not be necessary at this time. As a result of their considerations, the Trustees, including each Trustee who is not an “interested person” of the Trust of the Adviser (within meaning of the Investment Company Act of 1940) voting separately, unanimously determined that the renewal of the Management Agreement for an additional year is in the best interests of the Fund and its shareholders.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent 12-month period ended June 30 are available without charge, upon request: (1) by calling the Fund at (888) 727-3301; and (2) on the SEC’s website at www.sec.gov.

TRUSTEES
Gerald R. Sparrow
Richard N. Priest
Donald D. Woodruff

OFFICERS

Gerald R. Sparrow, President, Secretary and Treasurer

Suzanne L. Brake, Chief Compliance Officer

INVESTMENT ADVISOR

Sparrow Capital Management, Inc.

11330 Olive Blvd, Suite 230

St. Louis, MO 63141

DISTRIBUTOR
Unified Financial Securities, Inc.

2960 N. Meridian Street, Ste. 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

800 Westpoint Pkwy, Suite 1100

Westlake, OH 44145

LEGAL COUNSEL

Thompson Coburn LLP

One US Bank Plaza

St. Louis, MO 63101

CUSTODIAN

U.S. Bank, N.A.

425 Walnut St.

Cincinnati, OH 45202

ADMINISTRATOR, TRANSFER AGENT

AND FUND ACCOUNTANT

Unified Fund Services, Inc.

2960 N. Meridian Street, Ste. 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc. Member FINRA/SIPC

Item 2. Code of Ethics.	NOT APPLICABLE

Item 3. Audit Committee Financial Expert. NOT APPLICABLE

Item 4. Principal Accountant Fees and Services. NOT APPLICABLE

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE

Item 6. Schedule of Investments. NOT APPLICABLE – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders. NOT APPLICABLE

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11. Controls and Procedures.

(a)        Based on an evaluation of the registrant’s disclosure controls and procedures as of April 22, 2008, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)        There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not Applicable

(a)(2)	Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the
Investment Company Act of 1940 are filed herewith.

(a)(3)	Not Applicable – there were no written solicitations to purchase securities under Rule 23c-1 during the period

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Sparrow Funds

By

*	/s/ Gerald Sparrow__
Gerald Sparrow, President

Date	4/29/2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By

*	/s/ Gerald Sparrow

Gerald Sparrow, President and Treasurer

Date	4/29/2008